UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 20, 2007

                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


  Nevada                             0-22011                     86-0760991
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
             incorporation)                                  Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                     85016
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   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_| Written communications pursuant to Rule 425 under the Securities Act
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    Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         OTHER EVENTS.
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UPDATE ON NOSTRUM DISPUTE: PRELIMINARY INJUNCTION EXTENDED; ADDITIONAL
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PRELIMINARY INJUNCTIVE RELIEF GRANTED
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         The registrant previously reported, in its report on Form 8-K, dated
September 27, 2006, and in its report on Form 8-K dated November 3, 2006, that it had received written notices from Nostrum Pharmaceuticals, Inc. ("Nostrum") purporting to terminate the registrant's rights to a total of nine products covered by that certain Technology License Agreement (the "Technology Agreement"), dated as of March 16, 2005, as amended, between the registrant and Nostrum. The registrant further reported in its report on Form 8-K dated November 3, 2006, that Nostrum purported to terminate the ANDA Ownership Transfer and Product License Agreement dated as of May 17, 2006 between Nostrum and Synovics Laboratories Inc., a subsidiary of the registrant (the "ANDA Agreement").

         The registrant previously reported, in its report on Form 8-K dated December 6, 2006 that a United States District Judge issued an injunction, preliminarily enjoining and restraining Nostrum Pharmaceuticals, Inc. ("Nostrum") from terminating certain proprietary technology as to the four products designated by the registrant for development pursuant to the Technology License Agreement between the registrant and Nostrum dated March 16, 2005, as amended: SNG1001a (as identified in the registrant's report on Form 8-K dated January 19, 2006); SNG1002a (as identified in the registrant's report on Form 8-K dated March 29, 2006); SNG1003 (as identified in the registrant's report on Form 8-K dated June 9, 2006); and SNG1004 (as identified in the registrant's report on Form 8-K dated November 1, 2006). The foregoing was conditioned upon the registrant posting a bond of $100,000, which it subsequently posted.

         On February 20, 2007, the above injunction was extended until April 30, 2007 and Nostrum was further enjoined from terminating the ANDA Agreement until April 30, 2007; the foregoing conditioned upon the registrant increasing its previously posted bond to $500,000 by March 6, 2007. The registrant intends to continue pursuing all avenues necessary to protect its rights under the Technology Agreement and ANDA Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: February 26, 2007

                                      SYNOVICS PHARMACEUTICALS, INC.

                                      By: /s/ Ronald H. Lane
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                                      Name:  Ronald H. Lane, Ph.D.
                                      Title: President and Chief
                                             Executive Officer